WARRANT CANCELLATION AGREEMENT
THIS WARRANT CANCELLATION AGREEMENT (this "Agreement") is made as of the 24th day of June, 2015.
BETWEEN:
BE AT TV, INC., a company incorporated under the laws of the State of Nevada and having an address at 8 Ridge Street, North Sydney, Australia 2060
(the "Company")
AND:
PAUL MEDLEY, a businessperson, having an address at 8 Ridge Street, North Sydney, Australia 2060
(the "Warrantholder")
WHEREAS:
A.            The Warrantholder is the registered and beneficial owner of 250,000 warrants (the "Warrants") to acquire shares of common stock in the capital of the Company; and
B.            In connection with, and in order to facilitate, the acquisition of Epic Stores Corp. by the Company (the "Acquisition"), the Warrantholder has agreed to return the Warrants to the treasury of the Company for the sole purpose of the Company cancelling the Warrants.
NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Warrantholder (each, a "Party" and, together, the "Parties) hereby agree as follows:
Surrender of Warrants
1.            Subject only to the closing of the Acquisition (the "Closing"), the Warrantholder hereby surrenders to the Company the Warrants, and delivers to the Company the certificate representing the Warrants, for cancellation. The Company hereby acknowledges receipt from the Warrantholder of the certificate for the sole purpose of cancelling the Warrants pursuant to this Agreement.

Cancellation of Warrants
2.            Concurrent with or immediately following the Closing, the Company shall forthwith cancel the Warrants.
Representations and Warranties
3.            The Warrantholder represents and warrants to the Company that he is the owner of the Warrants, that he has good and marketable title to the Warrants, and that the Warrants are free and clear of all liens, security interests or pledges of any kind whatsoever.
Release
4.            The Warrantholder, together with the Warrantholder's heirs, executors, administrators, and assigns, does hereby remise, release and forever discharge the Company, its directors, officers, shareholders, employees and agents, and their respective successors and assigns, of and from all claims, causes of action, suits and demands whatsoever which the Warrantholder ever had, now has or may have, howsoever arising: (a) out of the original grant and the cancellation of the Warrants, or (b) in connection with the Warrantholder's involvement with the Company as a director and officer, or otherwise.
General
5.            Each of the Parties will execute and deliver such further and other documents, and do and perform such further and other acts, as the other Party may reasonably require to carry out, and give effect to, the terms and intention of this Agreement.
6.            Time is expressly declared to be the essence of this Agreement.
7.            The provisions contained herein constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous communications, representations and agreements, whether verbal or written, between the Parties with respect to the subject matter hereof.
8.            This Agreement will enure to the benefit of, and be binding upon, the Parties and their respective heirs, executors, administrators, successors and permitted assigns.
9.            This Agreement is not assignable without the prior written consent of each of the Parties.
10.            This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.
11.            This Agreement may be executed in counterparts, each of which, when executed, will be deemed to be an original, and all of which will together constitute one and the same Agreement.  Delivery of executed copies of this Agreement by email or other form of electronic transmission will constitute proper delivery and will be deemed to be originally executed copies.

12.            The Company has obtained legal advice concerning this Agreement and has requested that the Warrantholder obtain independent legal advice with respect to same before executing this Agreement. In executing this Agreement, the Warrantholder represents and warrants to the Company that he has been advised to obtain independent legal advice, and that, prior to the execution of this Agreement he has obtained independent legal advice or has, in his discretion, knowingly and willingly elected not to do so.
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IN WITNESS WHEREOF the Parties have executed this Agreement effective as of the day and year first above written.
BE AT TV, INC.

Per:  /s/ Paul Medley
          Authorized Signatory

Executed by PAUL MEDLEY in the presence of:

/s/ signed
 Signature

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Address
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 Occupation
) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Paul Medley PAUL MEDLEY